Exhibit 99.1

[GLOBAL ENTERTAINMENT LOGO]
                                                For Further Information Contact:
                      NEWS RELEASE                   Richard Kozuback, President
                                                Global Entertainment Corporation
                                                                    480-994-0772

                                                        Rudy R. Miller, Chairman
                  FINAL - 8-23-04                               The Miller Group
                                              Investor Relations for the Company
                                                                    602-225-0505
                                                         geco@themillergroup.net

Global Entertainment Corporation
4909 East McDowell Road, Suite 104
Phoenix, Arizona 85008-4293
480-994-0772
www.globalentertainment2000.com

              Global Entertainment Corporation Reports Results for
                                Fiscal Year 2004

              Revenue Up 36.6% - Net Income Up 33.5% - EPS Up 25.0%

     PHOENIX, ARIZONA, August 26, 2004 -- Global Entertainment Corporation (OTCBB: GECO) - a multi-purpose entertainment company, today reported results for its fiscal year ended May 31, 2004. Revenue increased 36.6% to $5,252,696 compared to $3,844,390 for fiscal year ended 2003. Net income of $847,971 for the twelve-month period rose 33.5% compared to $634,729 for the same twelve-month period of the prior year. EPS for the fiscal year 2004 was $0.20 per diluted share, a 25.0% increase over EPS of $0.16 per diluted share for the prior year.

James Treliving, chairman of the board of Global Entertainment Corporation stated, "We are very pleased with the strong financial performance that our company  achieved  during  fiscal  year  2004.  It was a year  filled  with many accomplishments, all of which have a major impact on our company and its long-term goals. We completed our acquisition of Cragar Industries, Inc. in the fourth quarter and will utilize the CRAGAR brand to further develop the license potential of this nationally recognized brand name. This was just one transaction in fiscal 2004 that will contribute to the momentum we carry forward into fiscal 2005."

Richard Kozuback, president and chief executive officer added, "It has been a year filled with many positive steps that support our long-term goals for growth. During the year we welcomed two new hockey franchises as core tenants for two multi-purpose event centers developed and managed by our ICC subsidiary. Grand opening ceremonies were held in September in Loveland Colorado (Budweiser Event Center) and October in Hidalgo Texas (Dodge Arena) for our Colorado Eagles and Rio Grande Valley Killer Bee franchises respectfully. In the fourth quarter, we announced the execution of our development agreement with the City of Youngstown Ohio to develop a 6,000-seat convocation center in the heart of the downtown redevelopment district.

                                                                         more...

Global Entertainment Corporation Reports Results for Fiscal Year 2004 Revenue Up 36.6% - Net Income Up 33.5% - EPS Up 25.0%
August 26, 2004
Page 2                        FINAL - 8-23-04


"We began fiscal year 2005 with the announcement of our new ticketing company, GetTix.Net. This in-house ticketing service offers a new dimension to our multi-level entertainment company. We will add a new hockey franchise for the Youngstown arena and will continue throughout the new fiscal year to discuss development opportunities with major municipalities throughout the U.S."

Concluding Kozuback stated, "Global Entertainment Marketing Systems (GEMS) is expanding its portfolio of management contracts, adding new sponsorship contracts as well as contracts for the management of existing city and county parks, arenas and convention centers. We will continue to invest in initiatives that provide us the foundation for long-term growth."

                              Visit our web sites:

        www.globalentertainment2000.com           www.GetTix.net

Global Entertainment Corporation is a diversified sports management, arena development, and licensing company with five subsidiaries. The WPHL, INC., through a joint operating agreement with the Central Hockey League (CHL), is the operator and franchisor of professional minor league hockey teams in seven states. INTERNATIONAL COLISEUMS COMPANY serves as project manager for arena development and is responsible for management agreements associated with arena facility operations. GLOBAL ENTERTAINMENT MARKETING SYSTEMS pursues licensing and marketing opportunities related to the Company's sports management and arena developments and operations. GLOBAL ENTERTAINMENT TICKETING is an in-house ticketing company for sports and entertainment venues. CRAGAR INDUSTRIES, INC. is the licensor for its nationally recognized, branded products CRAGAR(R), TRU=SPOKE(R), CRAGAR S/S(R) and STREET PRO(R).

     CERTAIN STATEMENTS IN THIS RELEASE MAY BE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS MAY INCLUDE PROJECTIONS OF MATTERS THAT AFFECT REVENUE, OPERATING EXPENSES OR NET EARNINGS; PROJECTIONS OF CAPITAL EXPENDITURES; PROJECTIONS OF GROWTH; HIRING PLANS; PLANS FOR FUTURE OPERATIONS; FINANCING NEEDS OR PLANS; PLANS RELATING TO THE COMPANY'S PRODUCTS AND SERVICES; AND ASSUMPTIONS RELATING TO THE FOREGOING.

     FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, SOME OF WHICH CANNOT BE PREDICTED OR QUANTIFIED. FUTURE EVENTS AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE SET FORTH IN, CONTEMPLATED BY, OR UNDERLYING THE FORWARD-LOOKING INFORMATION.

     SOME OF THE IMPORTANT FACTORS THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED IN FORWARD-LOOKING STATEMENTS MADE BY THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: INTENSE COMPETITION WITHIN THE SPORTS AND ENTERTAINMENT INDUSTRIES, PAST AND FUTURE ACQUISITIONS, EXPANDING OPERATIONS INTO NEW MARKETS, RISK OF BUSINESS INTERRUPTION, MANAGEMENT OF RAPID GROWTH, NEED FOR ADDITIONAL FINANCING, CHANGING CONSUMER DEMANDS, DEPENDENCE ON KEY PERSONNEL, SALES AND INCOME TAX UNCERTAINTY AND INCREASING MARKETING, MANAGEMENT, OCCUPANCY AND OTHER ADMINISTRATIVE COSTS.

     THESE FACTORS ARE DISCUSSED IN GREATER DETAIL IN THE COMPANY'S REGISTRATION STATEMENT AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IN THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED MAY 31, 2004 THAT WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 30, 2004.

                            FINANCIAL TABLE FOLLOWS:

Global Entertainment Corporation Reports Results for Fiscal Year 2004 Revenue Up 36.6% - Net Income Up 33.5% - EPS Up 25.0%
August 26, 2004
Page 3                        FINAL - 8-23-04


               GLOBAL ENTERTAINMEENT CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED SUMMARY OF OPERATIONS


                              FINANCIAL HIGHLIGHTS
                                    (AUDITED)

                                                     TWELVE MONTHS ENDED
                                                            MAY 31,
                                             ----------------------------------
                                                2004                   2003
                                             -----------            -----------

Revenue                                      $ 5,252,696            $ 3,844,390

Expenses                                       4,408,936              3,175,091
                                             -----------            -----------

Income from operations                           843,760                669,300

Other income (expense)                             4,211                (34,571)
                                             -----------            -----------

Net income                                   $   847,971            $   634,729
                                             ===========            ===========

Net Income per common share:

 Basic and Diluted                           $      0.20            $      0.16

Weighted average number of
common shares outstanding

 Basic and Diluted                             4,320,948              4,068,115


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